SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):
October 29, 2003

AMERADA HESS CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	No. 1-1204	No. 13-4921002
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

1185 Avenue of the Americas
New York, New York      10036
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 997-8500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7.   Financial Statements and Exhibits.

(c)	Exhibits

99(1)	Prepared remarks of John B. Hess

99(2)	News release dated October 29, 2003 reporting results for the third quarter of 2003.

Item 9.   Regulation FD Disclosure.

     Furnished hereunder are the prepared remarks of John B. Hess, Chairman of the Board of Directors and Chief Executive Officer of Amerada Hess Corporation, at a public conference call held on October 29, 2003. A copy of these remarks is attached as Exhibit 99(1) and is incorporated herein by reference.

Item 12.   Results of Operations and Financial Condition.

     On October 29, 2003, Amerada Hess Corporation issued a news release reporting its results for the third quarter of 2003. A copy of this news release is attached hereto as Exhibit 99(2) and is hereby incorporated by reference.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2003

AMERADA HESS CORPORATION

By:	/s/ John P. Rielly

Name:	John P. Rielly
Title:	Controller and
Chief Accounting Officer

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EXHIBIT INDEX

Exhibit No.	Description

99(1)	Prepared remarks of John B. Hess

99(2)	News release dated October 29, 2003 reporting results for the third quarter of 2003.

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